                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              UNIVERSAL MFG. CO.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

TO THE SHAREHOLDERS OF UNIVERSAL MFG. CO.:

Notice is hereby given that the Annual Meeting of the Shareholders of UNIVERSAL MFG. CO. will be held at the Regency West-Best Western, 909 South 107th Avenue (I-680 at Pacific Street), Omaha, Nebraska, on October 31, 1995 at 10:00 a.m., for the election of members of the Board of Directors for the ensuing year and for the transaction of such other business as may properly come before the meeting.

The date of record for voting at this 1995 Annual Meeting was the close of business on August 25, 1995. Only holders of common stock as of this record date are entitled to Notice of and to vote at the aforesaid meeting or any adjournment thereof.

It is hoped that as many Shareholders as possible will attend in person but if it will be impossible for you to do so, we request that you sign and return the enclosed Proxy in the envelope provided. Returning the Proxy does not prevent a Shareholder from attending the meeting and voting in person.

Enclosed with this Notice is the 1995 Annual Report of the Company.

By order of the Board of Directors.


                                   Donald D. Heupel, President
                                   T. Warren Thompson, Secretary

                           To Be Held October 31, 1995


     The enclosed proxy is solicited by the Board of Directors of Universal Mfg. Co. for use at the Annual Meeting of Shareholders of the Company to be held on October 31, 1995, and at any adjournment thereof. Such meeting is to be held at Regency West - Best Western, 909 South 107th Avenue (I-680 at Pacific Street), Omaha, Nebraska, and will commence at 10:00 o'clock a.m. Such solicitation is being made by mail and the Company may also use its officers, directors and regular employees to solicit proxies from shareholders either in person or by telephone, telegraph or letter without extra compensation.

     Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting of the proxy. Any revocation of a proxy may be in writing delivered to the Company or by oral statement of any shareholder in attendance at the Annual Meeting.

     This solicitation is being made by the Company. The entire cost of such solicitation, which represents the amount normally expended for a solicitation relating to an uncontested election of directors, will be borne by the Company. Such cost will include the cost of supplying necessary additional copies of the solicitation material and the annual report to shareholders, for beneficial owners of shares held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such recordholders for completing the mailing of such material and report to such beneficial owners.

     Only shareholders of record of the Company's 816,000 shares of Common Stock outstanding as of the close of business on August 25, 1995 will be entitled to vote. Each share of Common Stock is entitled to one vote on any matter which may properly come before the meeting. This proxy statement and the enclosed form of proxy are being mailed to shareholders on or about September 25, 1995. The 1995 annual report of the Company to its shareholders is being mailed to shareholders with this proxy statement.

September 25, 1995

                              ELECTION OF DIRECTORS

     Four directors are to be elected at this Annual Meeting to hold office until the 1997 Annual Meeting of Shareholders or until a successor is duly elected and qualified. The Articles of Incorporation of the Company provide for classification of directors into two classes to be elected in alternate years for two-year terms. The Company's current Bylaws provide for seven directors, with four to be elected in 1995 and three to be elected in 1996. All of the nominees are presently directors of the Company and have been previously elected by the shareholders.

     In the absence of instructions to the contrary, the proxies solicited by the Board of Directors will be voted in favor of the election of the nominees listed in this proxy statement. If any such nominees shall withdraw or otherwise become unavailable, which is not expected, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors.

     Shareholders have cumulative voting rights. Each shareholder of record is entitled to as many votes as the total number of shares of Common Stock held of record by such shareholder multiplied by the number of directors to be elected by the shareholders. These votes may be divided among the total number of directors to be elected or distributed among any lesser number in such proportion as the shareholder may desire. Unless otherwise instructed, the proxy holders will vote the proxies received by them equally for each nominee shown in this proxy statement, reserving the right, however, to cumulate their votes and distribute them among the nominees in their discretion. By marking the appropriate box on the form of proxy, a shareholder may withhold authority to vote for all of the nominees listed below or, by inserting individual names in the blank space provided, may withhold the authority to vote for any one or more of such nominees. Neither shares nor proxies may be voted for a greater number of persons than the number of nominees shown below.

     The Secretary of the Company, T. Warren Thompson, will tally all votes cast in person or by proxy for the election of directors. As indicated in the proxy, where no direction is given with respect to proposal No. 1, the proxy will be voted for such proposal. Shareholders who neither submit a proxy nor attend the meeting, along with broker non-votes, will not be counted as either a vote for or against the election of a director. Directors will be elected upon receiving a majority of the votes cast in person or by proxy at the annual meeting, providing a quorum is present.

     The following table contains certain information with respect to the persons currently serving as directors including those persons nominated for election at the 1995 Annual Meeting of Shareholders:

Nominees:
                                                          Year First
                                                            Became     Term
  NAME AND PRINCIPAL OCCUPATION                    Age     Director   Expires
                                                   ---     --------   -------

RICHARD W. AGEE                                    74        1970      1995
 President, The Huntington Corporation
 Real Estate Developer, Builder and Subdivider
 Lincoln, Nebraska

ANTHONY H. KELLY                                   73        1993      1995
 Retired
 Sioux City, Iowa

RICHARD E. McFAYDEN                                43        1984      1995
 Partner, General Sales & Investment Co., a Real
 Estate Investment Partnership
 Professor of Business and Associate Director of
 Student Services, Buena Vista University
 Omaha, Nebraska

JOHN R. McHUGH                                     77        1963      1995
 Investments
 Rancho Mirage, California

Other Directors:
                                                          Year First
                                                            Became    Term
  NAME AND PRINCIPAL OCCUPATION                    Age     Director  Expires
                                                   ---     --------  -------

DONALD D. HEUPEL                                   48        1985      1996
 President of the Company
 Algona, Iowa

HARRY W. MEGINNIS                                  68        1966      1996
 Retired
 Spirit Lake, Iowa

T. WARREN THOMPSON                                 65        1969      1996
 Secretary-Treasurer of the Company
 Commercial Real Estate Broker
 Omaha, Nebraska

     All directors and nominees for director have been in their respective occupations for more than the past five years, except Harry W. Meginnis who retired as President of

Meginnis Ford, an automobile dealership in Lincoln, Nebraska, in January of 1992. Messrs. Kelly and McHugh are brothers-in-law.

     There are no standing nominating or compensation committees of the Board of Directors. The Board of Directors acts as a whole as the Company's Audit Committee. The Board of Directors generally meets once each quarter. It held four regularly scheduled meetings during the fiscal year ended July 31, 1995, with each such meeting being a meeting of the Audit Committee, as well. As an Audit Committee, the Board of Directors reviews financial reporting and accounting matters, including the retaining of certified public accountants.

                                   MANAGEMENT
                                   ----------

     Executive officers of the Company, and other significant employees of the Company, are listed below:


Name and Age                            Current Position and Business History
- -------------------------------------------------------------------------------
Donald D. Heupel (48) . . . . . . . .   President of the Company for more than
                                        the past five years.

Gary L. Christiansen (50) . . . . . .   Vice President/Controller of the Company
                                        since April 25, 1995; Controller of the
                                        Company since June 25, 1990.

T. Warren Thompson (65) . . . . . . .   Secretary and Treasurer of the Company
                                        for more than the past five years.

                     COMPENSATION OF PRESIDENT AND DIRECTORS
                     ---------------------------------------

     The following table sets forth all compensation paid or payable by the Company during the past fiscal year to the President of the Company, Mr. Donald
D. Heupel:

                           SUMMARY COMPENSATION TABLE

                               Annual Compensation

- --------------------------------------------------------------------------------
NAME AND                                                    ALL OTHER
PRINCIPAL POSITION            YEAR(1)        SALARY         COMPENSATION
- -------------------------------------------------------------------------------
Donald D. Heupel,
President of the Company       1995       $51,341.10(2)      $18,000(3)

______________
(1)  For fiscal year ended July 31, 1995.

(2) Mr. Donald Heupel was compensated in fiscal 1995 partly by fixed salary and partly by commission expressed as a percentage of before-tax profits. Mr. Heupel's fixed salary for fiscal 1995 was $27,600. His commission percentage was one and one-half percent. The Board has established a minimum monthly commission to be paid to Mr. Heupel of $1,500. The total commission compensation paid to Mr. Heupel for fiscal 1995 was $23,741.10.

(3)  Mr. Heupel was paid $18,000 in director fees.

     All directors of the Company were paid $1,500 per month during the last fiscal year. In addition, Mr. Thompson was paid $2,200 during the last fiscal year for services rendered in his capacity as Secretary-Treasurer of the Company.

                         OWNERSHIP OF VOTING SECURITIES
                            BY OFFICERS AND DIRECTORS
                         ------------------------------

     The following table sets forth the share ownership for each of the directors and nominees for director as of August 25, 1995:


                     Name and Address             Amount and
                           of                Nature of Beneficial     Percent
 Title of Class      Beneficial Owner             Ownership           of Class
 --------------     -----------------        --------------------     --------

 Common Stock       Richard W. Agee                    75,592(1)       9.26%
                    2541 Woodleigh Lane
                    Lincoln, NE 68502

 Common Stock       Donald D. Heupel                      500(2)       0.06%
                    219 South Avenue
                    Algona, IA 50511

 Common Stock       Anthony H. Kelly                      100          0.01%
                    24 Ridgeview Road
                    Sioux City, IA  51104

 Common Stock       Richard E. McFayden                32,358(3)       3.96%
                    5215 California Street
                    Omaha, NE 68132

 Common Stock       John R. McHugh                     34,731(4)       4.25%
                    One Wake Forest Court
                    Rancho Mirage, CA 92270

                     Name and Address             Amount and
                           of                Nature of Beneficial     Percent
 Title of Class      Beneficial Owner             Ownership           of Class
 --------------     -----------------        --------------------     --------

 Common Stock       Harry W. Meginnis                   2,700          0.33%
                    2312 Manhattan Boulevard
                    Spirit Lake, IA 51360

 Common Stock       T. Warren Thompson                 27,175(5)       3.33%
                    10018 Fieldcrest Drive
                    Omaha, NE 68114

______________
(1) Includes 75,588 shares owned by his wife, Eloise Rogers Agee, with respect to which Mr. Agee may be regarded as having shared voting power and shared investment power.

(2) Includes 500 shares owned by him and his wife as joint tenants with respect to which Mr. Heupel may be regarded as having shared voting power and shared investment power.

(3) Includes 4,000 shares owned by General Sales & Investment Co. of which Mr. McFayden is a partner and with respect to which Mr. McFayden may be regarded as having shared voting power and shared investment power.

(4) Includes 700 shares owned by his wife, Marion McHugh, with respect to which Mr. McHugh may be regarded as having shared voting power and shared investment power, and also includes 33,796 shares owned by Mr. McHugh and his wife as joint tenants with respect to which Mr. McHugh may be regarded as having shared voting power and shared investment power.

(5) Includes 400 shares owned by his wife, Patricia M. Thompson, with respect to which Mr. Thompson may be regarded as having shared voting power and shared investment power.

     In addition to the shared voting power and shared investment power indicated in the above footnotes, spouses of the persons listed may be regarded as having beneficial ownership and shared voting power and shared investment power with respect to the shares shown.

     The following table sets forth certain information as to the shares of Common Stock beneficially owned by all officers and directors of the Company as a group as of August 25, 1995:


                              Amount and Nature
          Title of Class      Beneficial Owner         Percent of Class
          --------------      -----------------        ----------------

           Common Stock           173,156(1)                21.22%

____________
(1) Includes 114,984 shares with respect to which members of the group may be regarded as having shared voting power and shared investment power.

                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                     --------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by a Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the last fiscal year its officers, directors and greater than ten-percent beneficial owners complied with applicable Section 16(a) filing requirements.


                     PRINCIPAL HOLDERS OF VOTING SECURITIES
                     --------------------------------------

     The following table sets forth the names and certain information with respect to each person who, as of August 25, 1995, was known by the Company to be the beneficial or record owner of more than five percent (5%) of the Company's Common Stock:

                     Name and Address             Amount and
                           of                Nature of Beneficial     Percent
 Title of Class      Beneficial Owner             Ownership           of Class
 --------------     -----------------        --------------------     --------

  Common Stock      Eloise Rogers Agee                 75,592(1)       9.26%
                    2541 Woodleigh Lane
                    Lincoln, NE  68502

  Common Stock      Cede & Co.                         243,266(2)     29.81%
                    Box 20
                    Bowling Green Station
                    New York, NY  10004

 Common Stock       Mary McFayden Donahue               44,258         5.42%
                    1301 South 80th Street
                    Omaha, NE  68124

 Common Stock       Kray & Co.                         108,597(2)     13.30%
                    One Financial Place
                    440 South LaSalle Street
                    Chicago, IL  60605
_____________
(1) Includes four shares owned by her husband, Richard W. Agee, with respect to which Mrs. Agee may be regarded as having shared voting power and shared investment power.

(2) The Company's stock transfer records reflect that these shares are held in nominee name. The Company believes these shares are beneficially owned by more than one beneficial owner.

     In addition to the persons listed above, any spouses of the persons listed may be regarded as having beneficial ownership and shared voting power and shared investment power with respect to the shares shown.

                              FINANCIAL STATEMENTS
                              --------------------

     The Company's annual report for the fiscal year ended July 31, 1995, including financial statements, has accompanied or preceded the mailing of this proxy statement.

     THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH SHAREHOLDER SOLICITED A COPY OF ITS ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FOR THE FISCAL YEAR ENDED JULY 31, 1995. A WRITTEN REQUEST FOR SUCH REPORT SHOULD BE DIRECTED TO DONALD D. HEUPEL, PRESIDENT, UNIVERSAL MFG. CO., 405 DIAGONAL STREET, ALGONA, IOWA 50511.

                                  AUDIT MATTERS
                                  -------------

     The Board of Directors of the Company at its meeting of July 18, 1995, selected the accounting firm of Deloitte & Touche LLP, independent certified public accountants, to conduct the audit examination of the Company and its subsidiary for the fiscal year ending July 31, 1996, and to prepare the Company's corporate income tax returns for the same fiscal year.

     Representatives of the firm of Deloitte & Touche LLP are expected to be present at the Annual Meeting of Shareholders. Such representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

                             SHAREHOLDERS' PROPOSALS
                             -----------------------

     In order for any proposal of shareholders to be presented as an item of business at the 1996 Annual Meeting of Shareholders of the Company, the proposal must be received at the Company's principal executive offices no later than May 28, 1996.

                                  OTHER MATTERS
                                  -------------

     The Board of Directors knows of no other matter to be acted upon at the meeting. However, if any other matter is lawfully brought before the meeting, the shares covered by the proxy in the accompanying form will be voted on such matter in accordance with the best judgment of the persons acting under such proxy.

                                   By Order of the Board of Directors



                                   Donald D. Heupel
                                   President

September 25, 1995

                               UNIVERSAL MFG. CO.
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS ON OCTOBER 31, 1995

     The undersigned hereby constitutes and appoints Harry W. Meginnis and
T. Warren Thompson, or either of them, or any substitute appointed by either of them, the undersigned's agents, attorneys and proxies to vote the number of shares the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of UNIVERSAL MFG. CO. to be held at the Regency West-Best Western, 909 South 107th Avenue, Omaha, Nebraska, on the 31st day of October, 1995, at 10:00 a.m., or at any adjournment thereof.

(1)  Election of Directors

     / / FOR the following nominees, for the terms of office designated in the Company's Proxy Statement, except those listed in the blank space below: Richard W. Agee, Anthony H. Kelly, Richard E. McFayden, John R. McHugh

          ----------------------------------------------------------------------
     / /  WITHHOLD authority to vote for the above-listed nominees.
          INSTRUCTIONS:  To withhold authority to vote for any specific nominee or nominees, the name of such nominee or nominees for whom authority is to be withheld should be printed on the blank line provided above. To withhold authority to vote for all of the above-listed nominees, the box next to the word "WITHHOLD" should be marked.

(2) In their discretion on any other matters that may properly come before the meeting or any adjournment thereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO PROPOSAL (1), IT WILL BE VOTED FOR SUCH PROPOSAL.

DATED:                   ,1995.
      -------------------

                    -----------------------------------
                                 Signature



                    -----------------------------------
                                 Signature

                                             (When signing as attorney,
                                             executor, administrator, trustee,
                                             guardian or conservator, or officer
                                             of a corporation, give full title.
                                             All joint tenants must sign.)